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                                                               Exhibit 99.26(r)

                        Minnesota Life Insurance Company
                               Power of Attorney
                         To Sign Registration Statements


       WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

       WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

       WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147,
333-111067, 333-136242, 333-140230, 333-182763, and 333-189593) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

       WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a
separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

       WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and

       WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") (333-144604, 333-148646, 333-183590 and 333-198279) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.

       NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Gary R. Christensen as attorney in fact for the purpose of signing his name and on our behalf as Director of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

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
    Signature                      Title                        Date
    ---------                      -----                        ----
/s/ Christopher M. Hilger          President and Chief          February 9, 2015
---------------------------------  Executive Officer
Christopher M. Hilger

/s/ Robert L. Senkler              Chairman of the Board        February 9, 2015
---------------------------------
Robert L. Senkler

/s/ Mary K. Brainerd               Director                     February 9, 2015
---------------------------------
Mary K. Brainerd

/s/ John W. Castro                 Director                     February 9, 2015
---------------------------------
John W. Castro

/s/ Gary R. Christensen            Director                     February 9, 2015
---------------------------------
Gary R. Christensen

/s/ Sara H. Gavin                  Director                     February 9, 2015
---------------------------------
Sara H. Gavin

/s/ Eric B. Goodman                Director                     February 9, 2015
---------------------------------
Eric B. Goodman

/s/ John F. Grundhofer             Director                     February 9, 2015
---------------------------------
John F. Grundhofer

/s/ John H. Hooley                 Director                     February 9, 2015
---------------------------------
John H. Hooley

/s/ Trudy A. Rautio                Director                     February 9, 2015
---------------------------------
Trudy A. Rautio

/s/ Bruce P. Shay                  Director                     February 9, 2015
---------------------------------
Bruce P. Shay

/s/ Warren J. Zaccaro              Director                     February 9, 2015
---------------------------------
Warren J. Zaccaro